GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments

June 30, 2019 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Secured Debt Obligations – 43.8%
Bank Loans(a) – 29.8%
Aerospace/Defense(b) – 1.8%
TransDigm, Inc. (B+/Ba3) (1M LIBOR + 2.500%)
$1,871,627	4.830		06/09/23	$ 1,835,954
TransDigm, Inc. (B+/Ba3) (3M LIBOR + 2.500%)
238,395	4.830		08/22/24	233,229

				2,069,183

Automotive(b) – 3.4%
Adient US LLC (BB-/Ba2) (3M LIBOR + 4.250%)
2,072,086	6.815		05/06/24	2,016,409
American Axle & Manufacturing, Inc. (BB/Ba2) (3M LIBOR + 2.250%)
305,000	4.840		04/06/24	298,043
Navistar International Corp. (BB-/Ba2) (1M LIBOR + 3.500%)
1,230,174	6.020		11/06/24	1,225,942
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. (B+/Ba3) (1M LIBOR + 3.500%)
297,000	5.902		04/30/26	294,589

				3,834,983

Building Materials(b) – 0.4%
AECOM (BBB-/Ba1) (1M LIBOR + 1.750%)
517,917	4.152		03/13/25	515,457

Chemicals(b) – 0.8%
Consolidated Energy Finance SA (BB/Ba2) (1M LIBOR + 2.500%)
917,586	4.901		05/07/25	892,352

Commercial Services – 0.5%
Allied Universal Holding Co. LLC (B-/B3)
500,450	6.510		07/10/26	497,948
49,550	0.000	(c)	06/26/26	49,302

				547,250

Construction Machinery(b) – 0.3%
TEX Operations Co. LLC (BBB-/Ba1) (1M LIBOR + 2.000%)
327,988	4.402		08/04/23	327,374

Consumer Cyclical Services(b) – 2.5%
First Data Corp. (BB/Ba2)
(1M LIBOR + 2.000%)
306,388	4.404		07/08/22	306,008
(1M LIBOR + 2.000%)
1,044,309	4.404		04/26/24	1,043,014
Prime Security Services Borrower LLC (BB-/Ba3) (1M LIBOR + 2.750%)
1,467,103	5.152		05/02/22	1,456,232

				2,805,254

Consumer Products(b) – 0.7%
Energizer Holdings, Inc. (BB+/Ba1) (1M LIBOR + 2.250%)
804,167	4.750		12/17/25	800,652

Principal Amount	Interest Rate	Maturity Date	Value

Secured Debt Obligations – (continued)
Diversified Financial services(b) – 0.3%
Jefferies Finance LLC (BB-/Ba2) (1M LIBOR + 3.750%)
$324,000	6.250%	05/21/26	$ 323,028

Diversified Manufacturing(b) – 0.1%
AI Aqua Merger Sub, Inc. (B/B2) (1M LIBOR + 3.250%)
135,270	5.652	12/13/23	130,536

Food & Beverage(b) – 0.4%
Dole Food Co., Inc. (B/B1) (1M LIBOR + 2.750%)
440,592	5.149	04/06/24	429,713

Gaming(b)(c) – 0.7%
Caesars Resort Collection LLC (BB/Ba3) (1M LIBOR + 2.750%)
795,342	2.750	12/22/24	781,257

Health Care(b) – 1.6%
Athenahealth Inc. (B/B2) (3M LIBOR + 4.500%)
1,033,142	7.045	02/11/26	1,029,701
Vizient, Inc. (BB-/Ba3) (1M LIBOR + 2.750%)
771,948	5.152	04/16/26	770,567

			1,800,268

Health Care - Services(b) – 2.1%
Envision Healthcare Corp. (B+/B1) (1M LIBOR + 3.750%)
1,022,860	6.152	10/10/25	901,395
Greenway Health LLC (B/B3) (3M LIBOR + 3.750%)
884,017	6.080	02/14/24	773,515
Kindred Healthcare, Inc. (B+/B3) (1M LIBOR + 5.000%)
769,188	7.438	06/19/25	757,650

			2,432,560

Insurance(b) – 1.0%
Hub International Ltd. (B/B2) (3M LIBOR + 3.000%)
1,193,971	5.586	04/25/25	1,163,166

Machinery(b) – 0.2%
Apex Tool Group LLC (B-/B2) (1M LIBOR + 3.750%)
298,065	6.152	02/01/22	285,895

Media - Cable – 1.9%
Nexstar Broadcasting, Inc. (BB/Ba3)
2,040,855	2.750	06/19/26	2,033,202
Virgin Media Bristol LLC (BB-/Ba3)(b) (1M LIBOR + 2.500%)
150,000	4.894	01/15/26	149,350

			2,182,552

Media - Non Cable(b) – 2.7%
CBS Radio, Inc. (BB/Ba3) (1M LIBOR + 2.750%)
695,188	5.152	11/18/24	693,742
iHeartCommunications, Inc (BB-/B1) (3M LIBOR + 4.000%)
600,000	6.579	05/01/26	600,564
Lions Gate Capital Holdings LLC (BB-/Ba2) (1M LIBOR + 2.250%)
1,201,738	4.341	03/24/25	1,192,221
Univision Communications, Inc. (B/B2) (1M LIBOR + 2.750%)
651,925	3.985	03/15/24	619,942

			3,106,469

Packaging(b) – 3.3%
Berry Global, Inc. (BBB-/Ba2) (1M LIBOR + 2.000%)
478,000	4.662	10/01/22	474,315
BWAY Holding Co. (B/B2) (3M LIBOR + 3.250%)
1,370,495	5.854	04/03/24	1,321,952

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

June 30, 2019 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Secured Debt Obligations – (continued)
Packaging(b) – (continued)
Flex Acquisition Co., Inc. (B/2) (1/M LIBOR + 3.000%)
$943,933	5.440%	12/29/23	$ 895,556
Reynolds Group Holdings, Inc. (B+/B1) (1M LIBOR + 2.750%)
1,137,169	5.152	02/05/23	1,127,731

			3,819,554

Pharmaceuticals(b) – 0.3%
Valeant Pharmaceuticals International, Inc. (BB-/Ba2) (1M LIBOR + 3.000%)
311,474	5.412	06/02/25	311,281

Real Estate Investment Trust(b) – 0.4%
iStar, Inc. (BB-/Ba2) (1M LIBOR + 2.750%)
498,741	5.130	06/28/23	497,494

Restaurant(b) – 0.3%
1011778 B.C. Unlimited Liability Co. (BB-/Ba3) (1M LIBOR + 2.250%)
312,503	3.250	02/16/24	309,900

Technology(b) – 0.2%
Match Group, Inc. (BBB-/Ba2) (1M LIBOR + 2.500%)
216,610	4.904	11/16/22	216,339

Technology - Hardware(b) – 1.1%
CommScope, Inc. (BB-/Ba1) (1M LIBOR + 3.250%)
1,278,000	5.652	04/06/26	1,272,888

Technology - Software(b) – 0.5%
SS&C Technologies Holdings Europe S.a.r.l. (BB+/Ba2) (1M LIBOR + 2.250%)
234,198	4.652	04/16/25	233,144
SS&C Technologies, Inc. (BB+/Ba2) (1M LIBOR + 2.250%)
341,501	4.652	04/16/25	339,964

			573,108

Telecommunications(b) – 0.2%
Rackspace Hosting, Inc. (BB-/B1) (3M LIBOR + 3.000%)
287,474	5.576	11/03/23	264,908

Telecommunications - Wireless(b) – 0.6%
SBA Senior Finance II LLC (BB+/B1) (1M LIBOR + 2.000%)
398,992	4.410	04/11/25	393,686
Sprint Communications, Inc. (BB-/Ba2) (1M LIBOR + 3.000%)
319,257	5.438	02/02/24	315,965

			709,651

Telecommunications - Wirelines(b) – 0.7%
CenturyLink, Inc. (BBB-/Ba3) (1M LIBOR + 2.750%)
773,038	5.152	01/31/25	754,145

Transportation(b) – 0.8%
XPO Logistics, Inc. (BBB-/Baa3) (1M LIBOR + 2.000%)
925,000	4.402	02/24/25	916,906

TOTAL BANK LOANS			$ 34,074,123

Other Secured Debt Obligations – 14.0%
Auto Components(d)(e) – 2.1%
Ashtead Capital, Inc. (BBB-/Baa3)
$1,658,000	5.250%	08/01/26	$ 1,734,484

Principal Amount	Interest Rate		Maturity Date	Value

Secured Debt Obligations – (continued)
Auto Components(d)(e) – (continued)
Ashtead Capital, Inc. (BBB-/Baa3) – (continued)
$681,000	4.375%		08/15/27	$ 681,633

				2,416,117

Commercial Services – 0.5%
APX Group, Inc. (B-/B2)(d)
555,000	7.875		12/01/22	531,412
Prime Security Services Borrower LLC/Prime Finance, Inc. (BB-/Ba3)(f)
48,000	5.250		04/15/24	48,840

				580,252

Electrical Equipment(d)(e) – 0.8%
Talen Energy Supply LLC (NR/Ba3)
300,000	6.625		01/15/28	298,500
Vistra Operations Co. LLC (BBB-/Ba1)
291,000	3.550		07/15/24	293,177
291,000	4.300		07/15/29	295,216

				886,893

Financial Services(d)(e) – 1.3%
Allied Universal Holding Co. LLC (NR/NR)
395,000	6.625		07/15/26	401,419
Allied Universal Holding Co. LLC (CCC/NR)
263,000	9.750		07/15/27	263,000
VFH Parent LLC/Orchestra Co-Issuer, Inc. (B-/B1)
824,000	6.750		06/15/22	849,750

				1,514,169

Health Care - Services – 1.5%
HCA, Inc. (BBB-/Baa3)
554,000	5.250		04/15/25	613,555
296,000	4.125	(d)	06/15/29	304,140
Tenet Healthcare Corp. (BB-/Ba3)(d)
833,000	4.625		07/15/24	848,619

				1,766,314

Media(d) – 3.7%
Charter Communications Operating LLC/Charter Communications Operating Capital (BBB-/Ba1)
567,000	3.750		02/15/28	571,644
Cumulus Media New Holdings, Inc. (B/B2)(e)
833,000	6.750		07/01/26	830,918
Univision Communications, Inc. (B/B2)(e)
500,000	5.125		05/15/23	487,500
Virgin Media Secured Finance PLC (BB-/Ba3)(e)
1,778,000	5.500		05/15/29	1,802,447
Ziggo BV (B+/B1)(f)
535,000	5.500		01/15/27	543,025

				4,235,534

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

June 30, 2019 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Secured Debt Obligations – (continued)
Metals & Mining(d)(e) – 0.5%
BWAY Holding Co. (B/B2)
$345,000	5.500%	04/15/24	$ 345,431
Cleveland-Cliffs, Inc. (BB/Ba2)
283,000	4.875	01/15/24	287,245

			632,676

Oil Field Service(d)(e) – 0.3%
Transocean Proteus Ltd. (B+/NR)
381,750	6.250	12/01/24	393,680

Oil, Gas & Consumable Fuels(d)(e) – 0.8%
Transocean Sentry Ltd. (B+/B1)
872,000	5.375	05/15/23	873,090

Packaging(d)(e) – 1.0%
LABL Escrow Issuer LLC (B/B2)
1,138,000	6.750	07/15/26	1,146,535

Packaging & Containers(d)(e) – 0.4%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (BB/Ba3)
343,000	4.250	09/15/22	345,573

Telecommunications - Wireless(d)(e) – 0.3%
CommScope, Inc. (BB-/Ba1)
338,000	5.500	03/01/24	346,872

Telecommunications - Wirelines(d)(e) – 0.8%
Altice France SA (B/B2)
876,000	7.375	05/01/26	897,900

TOTAL OTHER SECURED DEBT OBLIGATIONS			$ 16,035,605

TOTAL SECURED DEBT OBLIGATIONS (Cost $50,112,434)			$ 50,109,728

Unsecured Debt Obligations – 42.0%
Aerospace & Defense(d) – 1.5%
Bombardier, Inc. (B-/Caa1)(e)
$589,000	7.875%	04/15/27	$ 589,736
TransDigm UK Holdings PLC (B-/NR)
500,000	6.875	05/15/26	505,625
Triumph Group, Inc. (CCC+/Caa1)
651,000	7.750	08/15/25	628,215

			1,723,576

Aero Leasing(d)(e) – 1.0%
Avolon Holdings Funding, Ltd. (BBB-/Baa3)
1,144,000	4.375	05/01/26	1,173,126

Automotive(e) – 3.2%
Adient Global Holdings Ltd. (B/B3)(e)
2,548,000	4.875	08/15/26	2,016,105
Jaguar Land Rover Automotive PLC (B+/B1)(e)
813,000	4.500	10/01/27	666,660
Lear Corp. (BBB-/Baa2)
272,000	4.250	05/15/29	274,587
Tesla, Inc. (B-/Caa1)(e)
784,000	5.300	08/15/25	687,960

			3,645,312

Chemicals(d)(e) – 0.8%
NOVA Chemicals Corp. (BB+/Ba2)
894,000	4.875	06/01/24	929,760

Principal Amount	Interest Rate	Maturity Date	Value

Unsecured Debt Obligations – (continued)
Commercial Services(d)(e) – 2.6%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. (BB/B1)
$279,000	5.750%	07/15/27	$ 281,092
Herc Holdings, Inc. (B+/B3)
588,000	5.500	07/15/27	590,940
Nielsen Finance LLC/Nielsen Finance Co. (BB/B1)
1,109,000	5.000	04/15/22	1,107,614
Ritchie Bros Auctioneers, Inc. (BB/Ba3)
253,000	5.375	01/15/25	262,164
The Nielsen Co. S.a.r.l. (BB/B1)
716,000	5.000	02/01/25	705,260

			2,947,070

Computers(d)(e) – 0.7%
Booz Allen Hamilton, Inc. (B+/B1)
797,000	5.125	05/01/25	808,955

Diversified Financial Services – 1.1%
Nationstar Mortgage Holdings, Inc. (B/B2)(d)(e)
943,000	8.125	07/15/23	959,503
Navient Corp. (B+/Ba3)
283,000	6.500	06/15/22	299,980

			1,259,483

Electrical(d)(e) – 0.3%
NextEra Energy Operating Partners LP (BB/Ba1)
354,000	4.250	07/15/24	356,213

Engineering & Construction(d) – 0.4%
AECOM (BB-/Ba3)
446,000	5.125	03/15/27	463,283

Entertainment(d)(e) – 0.2%
Caesars Resort Collection LLC/CRC Finco, Inc. (B-/B3)
82,000	5.250	10/15/25	82,000
Lions Gate Capital Holdings LLC (B-/B2)
125,000	5.875	11/01/24	128,438

			210,438

Environmental(d)(e) – 0.8%
Stericycle, Inc. (BBB-/NR)
908,000	5.375	07/15/24	947,298

Food & Drug Retailing(d)(e) – 0.9%
Dean Foods Co. (CCC+/Caa2)
663,000	6.500	03/15/23	351,390
FAGE International SA/FAGE USA Dairy Industry, Inc. (B+/B1)
267,000	5.625	08/15/26	233,959
Post Holdings, Inc. (B+/B2)
469,000	5.500	12/15/29	470,172

			1,055,521

Healthcare Providers & Services(d) – 1.6%
Centene Corp. (BB+/Ba1)
202,000	4.750	05/15/22	206,545
787,000	4.750	01/15/25	810,610

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

June 30, 2019 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Unsecured Debt Obligations – (continued)
Healthcare Providers & Services(d) – (continued)
Charles River Laboratories International, Inc. (BB/B1)(e)
$774,000	5.500%		04/01/26	$ 814,635

				1,831,790

Home Builders(d) – 1.2%
Taylor Morrison Communities, Inc. (BB/Ba3)
626,000	6.625		05/15/22	646,345
Taylor Morrison Communities, Inc. (NR/Ba3)(e)
675,000	5.875		06/15/27	685,969

				1,332,314

Insurance(d)(e) – 0.3%
Acrisure LLC/Acrisure Finance, Inc. (CCC+/Caa2)
372,000	7.000		11/15/25	336,195

Internet(d)(e) – 0.4%
GrubHub Holdings, Inc. (BB/Ba3)
254,000	5.500		07/01/27	260,667
Match Group, Inc. (BB/Ba3)
203,000	5.625		02/15/29	214,673

				475,340

Iron/Steel(d) – 1.4%
Cleveland-Cliffs, Inc. (B+/B1)
326,000	5.750		03/01/25	323,962
United States Steel Corp. (B/B2)
1,380,000	6.250		03/15/26	1,228,200

				1,552,162

Machinery - Construction & Mining(d)(e) – 0.6%
Terex Corp. (BB/B2)
689,000	5.625		02/01/25	699,335

Media(d) – 3.1%
AMC Networks, Inc. (BB/Ba3)
114,000	4.750		08/01/25	115,710
GCI LLC (B/B3)
674,000	6.625	(e)	06/15/24	705,172
540,000	6.875		04/15/25	564,300
Sinclair Television Group, Inc. (B+/B1)(e)
284,000	5.125		02/15/27	278,675
Sirius XM Radio, Inc. (BB/Ba3)(e)
568,000	5.500		07/01/29	582,200
TEGNA, Inc. (BB/Ba1)
591,000	6.375		10/15/23	608,730
Tribune Media Co. (BB-/B3)
652,000	5.875		07/15/22	663,410

				3,518,197

Oil Field Services(d) – 6.4%
CNX Resources Corp. (BB-/B3)
280,000	5.875		04/15/22	271,600
CNX Resources Corp. (BB-/B3)(e)
517,000	7.250		03/14/27	443,328
CrownRock LP/CrownRock Finance, Inc. (BB-/B2)(e)
821,000	5.625		10/15/25	823,052

Principal Amount	Interest Rate	Maturity Date	Value

Unsecured Debt Obligations – (continued)
Oil Field Services(d) – (continued)
Diamondback Energy, Inc. (BB+/Ba2)(e)
$689,000	4.750%	11/01/24	$ 706,225
Ensco Rowan PLC (B/Caa1)
711,000	5.200	03/15/25	522,585
Ensign Drilling, Inc. (BB-/B2)(e)
797,000	9.250	04/15/24	785,045
Gulfport Energy Corp. (BB-/B1)
1,039,000	6.625	05/01/23	890,942
Indigo Natural Resources LLC (B+/B3)(e)
418,000	6.875	02/15/26	374,110
Montage Resources Corp. (B/B3)(f)
758,000	8.875	07/15/23	646,195
Noble Holding International Ltd. (B+/B3)(e)
945,000	7.875	02/01/26	812,700
Parsley Energy LLC/Parsley Finance Corp. (BB-/B1)(e)
500,000	5.375	01/15/25	512,500
QEP Resources, Inc. (BB-/Ba3)
280,000	5.375	10/01/22	272,300
Rowan Cos., Inc. (B/Caa1)
313,000	4.750	01/15/24	237,880

			7,298,462

Packaging(d)(e) – 0.5%
LABL Escrow Issuer LLC (B-/Caa2)
523,000	10.500	07/15/27	523,000

Pharmaceuticals – 2.6%
Bausch Health Cos., Inc. (B-/B3)(d)(e)
269,000	5.500	03/01/23	271,354
818,000	5.875	05/15/23	828,225
Teva Pharmaceutical Finance Co. BV (BB/Ba2)
922,000	2.950	12/18/22	839,020
Teva Pharmaceutical Finance Netherlands III BV (BB/Ba2)
1,212,000	2.800	07/21/23	1,051,410

			2,990,009

Pipelines(d) – 1.4%
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. (BB-/B1)(e)
435,000	5.625	05/01/27	432,825
EnLink Midstream LLC (BB+/Ba1)
870,000	5.375	06/01/29	891,195
Enterprise Products Operating LLC (NR/Baa1)
278,000	3.125	07/31/29	279,262

			1,603,282

Real Estate Investment Trust(d) – 1.7%
Equinix, Inc. (BBB-/Ba2)
610,000	5.375	01/01/22	625,250
iStar, Inc. (BB-/Ba3)
491,000	5.250	09/15/22	502,661
SBA Communications Corp. (BB-/B2)
787,000	4.000	10/01/22	796,838

			1,924,749

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

June 30, 2019 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Unsecured Debt Obligations – (continued)
Retailing(d)(e) – 1.1%
Rite Aid Corp. (CCC/Caa1)
$1,566,000	6.125%	04/01/23	$ 1,321,312

Software(d) – 0.4%
Donnelley Financial Solutions, Inc. (B/B3)
500,000	8.250	10/15/24	516,250

Telecommunication Services(d) – 5.8%
Inmarsat Finance PLC (BB/Ba3)(e)
1,286,000	4.875	05/15/22	1,294,037
Intelsat Jackson Holdings SA (CCC+/Caa2)(e)
1,239,000	8.500	10/15/24	1,226,610
Sprint Corp. (B/B3)
2,864,000	7.625	03/01/26	3,050,160
ViaSat, Inc. (B/Caa1)(e)
1,100,000	5.625	09/15/25	1,080,750

			6,651,557

TOTAL UNSECURED DEBT OBLIGATIONS (Cost $49,160,059)			$ 48,093,989

U.S. Treasury Obligation(g) – 7.0%
United States Treasury Bill
$8,000,000	0.000%	09/26/19	$ 7,959,932
(Cost $7,961,931)

Shares	Description		Value

Common Stock* – 0.1%
Oil, Gas & Consumable Fuels – 0.1%
1,141,924	Prairie Provident Resources, Inc. (Cost $2,946,424)		$ 78,450

Units	Expiration Date		Value

Warrant*(h) – 0.0%
Jack Cooper Enterprises, Inc. (NR/NR)
1,734	10/29/17		$ 17

Shares	Distribution Rate		Value

Investment Company(i) – 12.3%
Goldman Sachs Financial Square Government Fund - Institutional Shares
14,100,455	2.308%		$ 14,100,455
(Cost $14,100,455)

TOTAL INVESTMENTS – 105.2% (Cost $124,281,303)			$120,342,571

LIABILITIES IN EXCESS OF OTHER ASSETS – (5.2)%			(5,946,924)

NET ASSETS – 100.0%			$114,395,647

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. As bank loan positions may involve multiple underlying tranches for which the aggregate position is presented, the stated interest rate represents the weighted average interest rate of all contracts on June 30, 2019. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on June 30, 2019.

(c)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.

(d)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(e)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(f)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered and the registration statement is effective. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Total market value of restricted securities amounts to $646,195, which represents approximately 0.6% of the fund’s net assets as of June 30, 2019.

Restricted Security	Acquisition Date	Cost
Montage Resources Corp. (B-/B3)
(Unsecured Debt Obligations)	9/12/18 - 9/20/18	$770,768

(g)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(h)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

(i)	Represents an affiliated issuer.

Investment Abbreviations:
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LP	— Limited Partnership
PLC	— Public Limited Company

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

June 30, 2019 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

SWAP CONTRACTS — At June 30, 2019, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACT

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)(a)	Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

2.750%(a)	3M LIBOR	12/18/26	$11,908	$(707,329)	$(567,991)	$(139,338)

(a)	Payments made quarterly.
(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to June 30, 2019.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at June 30, 2019	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Purchased:
CDX.NA.HY. Index 32	(5.000)%	3.248%	06/20/24	$40,000	$(3,080,613)	$(2,788,714)	$(291,899)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

Abbreviation:
CDX.NA.HY Index 32 — CDX North America High Yield Index 32

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

June 30, 2019 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS

Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

Investment and Fair Value Measurement — U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i. Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). The Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, assignments result in the Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

June 30, 2019 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

Swap Contracts — Bilateral swap contracts are agreements in which the Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between the Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, the Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. The Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If the Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event the Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. The Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, the Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, the Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. The Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, the Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

June 30, 2019 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

The maximum potential amount of future payments (undiscounted) that the Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Fund bought credit protection.

Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments. GSAM did not develop the unobservable inputs for valuation of Level 3 Assets and Liabilities.

Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of June 30, 2019:

Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Bank Loans	—	34,074,123	—
Other Secured Obligations	—	16,035,605	—
Unsecured Debt Obligations	—	48,093,989	—
U.S. Treasury Obligations	7,959,932	—	—
Common Stock and/or Other Equity Investments
North America	—	78,450	—
Warrants	—	—	17
Investment Company	14,100,455	—	—

Total	$22,060,387	$98,282,167	$17

Derivative Type

Liabilities(a)
Interest Rate Swap Contracts	$—	$(139,338)	$—
Credit Default Swap Contracts	—	(291,899)	—

Total	$—	$(431,237)	$—
(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If the Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

June 30, 2019 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Leverage Risk — Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowing and the use of derivatives may result in leverage and may make the Fund more volatile. When the Fund uses leverage, the sum of that Fund’s investment exposure may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. The Fund will identify liquid assets on its books or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by the Fund can substantially increase the adverse impact to which the Fund’s investment portfolio may be subject.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Loan-Related Investments Risk — In addition to risks generally associated with debt investments, loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and may be relatively illiquid and difficult to value. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

June 30, 2019 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Short Position Risk — The Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Fund may purchase for investment. Taking short positions involves leverage of the Fund’s assets and presents various risks, including counterparty risk. If the value of the underlying instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited. To the extent that the Fund uses the proceeds it receives from a short position to take additional long positions, the risks associated with the short position, including leverage risks, may be heightened, because doing so increases the exposure of the Fund to the markets and therefore could magnify changes to the Fund’s NAV.